Quarterly Report
July 31, 2019
MFS®  Equity Opportunities Fund

Portfolio of Investments
7/31/19 (unaudited)
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.2%
Aerospace – 4.9%
CACI International, Inc., “A” (a)	27,662	$5,951,479
Leidos Holdings, Inc.	74,673	6,130,654
		$12,082,133
Alcoholic Beverages – 1.5%
Molson Coors Brewing Co.	67,919	$3,666,947
Automotive – 1.5%
Lear Corp.	28,735	$3,643,023
Biotechnology – 1.4%
Biogen, Inc. (a)	14,612	$3,475,026
Business Services – 5.8%
DXC Technology Co.	59,004	$3,290,653
Fidelity National Information Services, Inc.	82,936	11,051,223
		$14,341,876
Cable TV – 2.1%
Altice USA, Inc. (a)	200,467	$5,174,053
Computer Software – 7.3%
Adobe Systems, Inc. (a)	19,946	$5,961,061
Microsoft Corp.	50,958	6,944,047
Okta, Inc. (a)	40,020	5,235,817
		$18,140,925
Computer Software - Systems – 2.3%
ServiceNow, Inc. (a)	20,366	$5,649,325
Construction – 2.0%
Toll Brothers, Inc.	141,567	$5,092,165
Consumer Services – 3.2%
Planet Fitness, Inc. (a)	99,781	$7,848,773
Electrical Equipment – 2.3%
Johnson Controls International PLC	133,313	$5,657,804
Energy - Independent – 4.5%
Marathon Petroleum Corp.	91,525	$5,161,095
Phillips 66	57,869	5,935,044
		$11,096,139
Food & Beverages – 4.0%
General Mills, Inc.	115,269	$6,121,937
Ingredion, Inc.	49,707	3,841,854
		$9,963,791
Furniture & Appliances – 2.1%
Whirlpool Corp.	35,527	$5,168,468
Health Maintenance Organizations – 1.6%
Cigna Corp.	22,864	$3,885,051

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Insurance – 2.2%
MetLife, Inc.	110,075	$5,439,906
Leisure & Toys – 1.8%
Brunswick Corp.	88,819	$4,366,342
Machinery & Tools – 8.5%
AGCO Corp.	83,296	$6,413,792
Eaton Corp. PLC	66,138	5,435,882
PACCAR, Inc.	72,724	5,100,862
Regal Beloit Corp.	50,771	4,042,387
		$20,992,923
Major Banks – 2.0%
Bank of America Corp.	165,192	$5,068,091
Medical & Health Technology & Services – 3.6%
HCA Healthcare, Inc.	33,917	$4,528,258
McKesson Corp.	31,403	4,363,447
		$8,891,705
Natural Gas - Pipeline – 3.2%
Enterprise Products Partners LP	184,531	$5,556,229
EQM Midstream Partners LP	63,971	2,463,523
		$8,019,752
Other Banks & Diversified Financials – 2.2%
Citigroup, Inc.	76,928	$5,474,196
Pharmaceuticals – 1.8%
Eli Lilly & Co.	41,895	$4,564,460
Real Estate – 9.3%
EPR Properties, REIT	77,151	$5,742,349
Industrial Logistics Properties Trust, REIT	242,944	5,194,143
Medical Properties Trust, Inc., REIT	266,867	4,670,172
STORE Capital Corp., REIT	221,017	7,560,992
		$23,167,656
Restaurants – 9.5%
Chipotle Mexican Grill, Inc., “A” (a)	7,282	$5,793,049
Darden Restaurants, Inc.	44,139	5,365,537
Starbucks Corp.	68,941	6,528,023
U.S. Foods Holding Corp. (a)	163,918	5,797,780
		$23,484,389
Specialty Stores – 4.3%
Amazon.com, Inc. (a)	2,979	$5,561,138
Target Corp.	59,659	5,154,537
		$10,715,675
Tobacco – 2.0%
Philip Morris International, Inc.	60,106	$5,025,463
Utilities - Electric Power – 2.3%
Exelon Corp.	127,141	$5,728,973
Total Common Stocks		$245,825,030

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Investment Companies (h) – 0.3%
Money Market Funds – 0.3%
MFS Institutional Money Market Portfolio, 2.31% (v)	774,378	$774,378

Other Assets, Less Liabilities – 0.5%		1,350,568
Net Assets – 100.0%		$247,949,976
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $774,378 and $245,825,030, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
REIT	Real Estate Investment Trust
See attached supplemental information. For more information see notes to financial statements as disclosed in the most recent semiannual or annual report.

Supplemental Information
7/31/19 (unaudited)
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(1) Investment Valuations
Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of July 31, 2019 in valuing the fund's assets or liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$245,825,030	$—	$—	$245,825,030
Mutual Funds	774,378	—	—	774,378
Total	$246,599,408	$—	$—	$246,599,408
For further information regarding security characteristics, see the Portfolio of Investments.

Supplemental Information (unaudited) – continued
(2) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$2,685,071	$64,946,585	$66,857,635	$435	$(78)	$774,378
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$29,768	$—

(3) Subsequent Event
On July 19, 2019, the fund's Board of Trustees approved the reorganization of the fund into the MFS Core Equity Fund on or about the close of business October 25, 2019.